                                                                     EXHIBIT 4.7




                       THIRD AMENDMENT TO CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment") is dated as of the 27th day of August, 1999 among AVONDALE MILLS, INC. (the "Borrower"), WACHOVIA BANK, N.A., as Agent (the "Agent"), THE FIRST NATIONAL BANK OF CHICAGO, as Documentation Agent (the "Documentation Agent"), and WACHOVIA BANK, N.A., THE FIRST NATIONAL BANK OF CHICAGO, BANK OF AMERICA, N.A. (formerly Nationsbank, N.A.), REGIONS BANK (formerly First Alabama Bank) and FIRST UNION NATIONAL BANK (collectively, the "Banks");


                              W I T N E S S E T H:


         WHEREAS, the Borrower, the Agent, the Documentation Agent and the Banks executed and delivered that certain Amended and Restated Credit Agreement, dated as of April 29, 1996, as amended by First Amendment to Credit Agreement dated as of March 20, 1997 and Second Amendment to Credit Agreement dated as of August 29, 1997 (as so amended, the "Credit Agreement");

         WHEREAS, the Borrower has requested and the Agent, the Documentation Agent and the Banks have agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Agent, the Documentation Agent and the Banks hereby covenant and agree as follows:

         1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement (including defined terms added by this Third Amendment) shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

         2. Amendment to Section 1.01. Section 1.01 of the Credit Agreement hereby is amended by deleting the definitions of "Cash Flow" and "Termination Date" and substituting the following therefor:

         "Cash Flow" means Consolidated Net Income, plus (i) Net Interest Expense (including interest on the Subordinated Debt), plus (ii) income taxes, plus (iii) depreciation, plus (iv) amortization, plus or minus, as the case may be, (v) LIFO Adjustments and plus (vi) the amount of any non-cash writeoffs of obsolete or surplus equipment, spare parts or real property, up to but not in excess of $10,000,000 during any period of 4 consecutive Fiscal Quarters.

                   "Termination Date" means October 31, 2001.

         3. Substitution of New Compliance Certificate. In order to give effect to the revised definition of "Cash Flow" (which affects the calculations in Sections 5.03, 5.04 and 5.06), Exhibit F to the Credit Agreement hereby is deleted and Exhibit F attached hereto is substituted therefor.

         4. Restatement of Representations and Warranties. The Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Third Amendment and all other Loan Documents executed and/or delivered in connection herewith, except for events which have been disclosed in writing to the Banks and which are described in any of Sections 4.04, 4.06(a), 4.07(except the first sentence), 4.14(b) and (c) or 4.15.

         5. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The amendments contained herein shall be deemed to have prospective application only from and after the date of this Third Amendment, unless otherwise specifically stated herein.

         6. Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

         7. Counterparts. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         8. Section References. Section titles and references used in this Third Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         9. No Default. To induce the Agent and the Banks to enter into this Third Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Banks under the Credit Agreement.

         10. Further Assurances. The Borrower agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained to the Borrower.

         11. Governing Law. This Third Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

         12. Conditions Precedent. This Third Amendment shall become effective as of the date of this Third Amendment only upon (i) execution and delivery of this Third Amendment by each of the parties hereto, (ii) execution and delivery of the Consent and Reaffirmation of Guarantors at the end hereof by the Parent and Avondale Mills Graniteville Fabrics, Inc. and (iii) payment to the Agent, for the ratable account of the Banks, of an amendment fee in an amount equal to 0.025% of the Aggregate Commitments.

         13. Certain Acknowledgments. Each of the parties acknowledges that, for purposes of notices pursuant to Section 9.01 of the Credit Agreement, (i) the names of NationsBank, N.A. and First Alabama Bank have been changed to Bank of America, N.A. and Regions Bank, respectively, and (ii) on September 13, 1999, the name of The First National Bank of Chicago will change to Bank One, N.A.

         IN WITNESS WHEREOF, the Borrower, the Agent, the Documentation Agent and each of the Banks has caused this Third Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

AVONDALE MILLS, INC.          (SEAL)      WACHOVIA BANK, N.A.,
                                          as Agent and as a Bank          (SEAL)

By: /s/ Jack R. Altherr , Jr.             By: /s/ W. Tompkins Rison, Jr.
    --------------------------                ------------------------------
     Title:Vice Chairman & CFO                 Title: Vice President

THE FIRST NATIONAL BANK OF                BANK OF AMERICA, N.A. (formerly
CHICAGO, as Documentation Agent           NationsBank, N.A.), as a Bank   (SEAL)
and as a Bank                 (SEAL)

By: /s/ Judith Cornwell                   By: /s/ Deirdre B. Doyle
    --------------------------                ------------------------------
    Title: Vice President                      Title: Vice President

REGIONS BANK,                             FIRST UNION NATIONAL BANK,
(formerly First Alabama Bank),            as a Bank                       (SEAL)
as a Bank                     (SEAL)

By: /s/ Mark Howze                        By:  /s/ Roger Pelz
    --------------------------                ------------------------------
     Title: Vice President                      Title: Senior Vice President

                                    EXHIBIT F


                             COMPLIANCE CERTIFICATE


         Reference is made to the Amended and Restated Credit Agreement dated as of April 29, 1996, as amended by First Amendment to Credit Agreement dated as of March 20, 1997, Second Amendment to Credit Agreement dated as of August 29, 1997 and Third Amendment to Credit Agreement dated as of August 27, 1999 (as so amended and as hereafter modified and supplemented and in effect from time to time, the "Credit Agreement") among Avondale Mills, Inc., the Banks from time to time parties thereto, Wachovia Bank, N.A., as Agent, and The First National Bank of Chicago, as Documentation Agent. Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

         Pursuant to Section 5.01(c) of the Credit Agreement, (i) ________________, the duly authorized __________________of Avondale
Incorporated, hereby certifies to the Agent and the Banks that the information contained in the Compliance Check List attached hereto is true, accurate and complete as of ____________, __, and (ii) ____________, the duly authorized ___________________of Avondale Mills, Inc. hereby (A) certifies to the Agent and the Banks that to the Knowledge of such officer, no Default is in existence on and as of the date hereof and (B) restates and reaffirms that to the Knowledge of such officer, the representations and warranties contained in Article IV of the Credit Agreement are true on and as of the date hereof as though restated on and as of this date, except for events which have been disclosed in writing to the Banks and which are described in any of Sections 4.04, 4.06(a), 4.07 (except the first sentence), 4.14(b) and (c) or 4.15.


                                                     AVONDALE INCORPORATED



                                                     By:
                                                        -----------------------
                                                        Title:


                                                     AVONDALE MILLS, INC.



                                                     By:
                                                        -----------------------
                                                        Title:

                              COMPLIANCE CHECK LIST
                             Avondale Incorporated


                               ------------, ----

1.       Fixed Charge Coverage Ratio (Section 5.03)

         The Fixed Charge Coverage Ratio, calculated at the end of each Fiscal Quarter, shall be greater than: (i) 1.75 to 1.0 from the end of the third Fiscal Quarter of the 1996 Fiscal Year through the first Fiscal Quarter of the 1997 Fiscal Year; (ii) 2.00 to 1.0 for the second Fiscal Quarter of the 1997 Fiscal Year; (iii) 2.25 to 1.0 for the third and fourth Fiscal Quarters of the 1997 Fiscal Year; and (iv) 2.50 to 1.0 thereafter.

         (a)      Consolidated Net Income - Schedule 1        $
                                                               -----------

         (b)      Net Interest Expense - Schedule 1           $
                                                               -----------

         (c)      income taxes - Schedule 1                   $
                                                               -----------

         (d)      depreciation - Schedule 1                   $
                                                               -----------

         (e)      amortization - Schedule 1                   $
                                                               -----------

         (f)      Dividends - Schedule 1                      $
                                                               -----------

         (g)      LIFO Adjustments -Schedule 1                $
                                                               -----------

         (h)      non-cash writeoffs of obsolete or
                  surplus equipment, spare parts or
                  real property
                  Schedule 1(1)                               $
                                                               -----------

         (i)      sum of (a) plus (b) plus (c)
                  plus (d) plus (e) less (f), less or
                  plus (g), as applicable, plus (h)           $
                                                               -----------

         (j)      Current Maturities of Long Term
                  Debt - Schedule 1                           $
                                                               -----------

------------

(1) Not to exceed $10,000,000 during any period of 4 consecutive Fiscal Quarters

                              COMPLIANCE CHECK LIST
                              Avondale Incorporated


                             ----------------, ----


         (k)  Net Interest Expense(2)                          $
                                                                ---------

         (l)  sum of (j) plus (k)                              $
                                                                ---------

         Ratio of (i) to (l)

         Requirement                                           >2.50 to 1.0

2.       Senior Debt to Cash Flow Ratio (Section 5.04)

         The Senior Debt to Cash Flow Ratio, calculated at the end of each Fiscal Quarter, shall be less than 4.00 to 1.0.

         (a)      Consolidated Total Debt - Schedule 2         $
                                                                ---------

         (b)      Subordinated Debt                            $
                                                                ---------

         (c)      (a) less (b)                                 $
                                                                ---------

         (d)      Consolidated Net Income - Schedule 1         $
                                                                ---------

         (e)      Net Interest Expense - Schedule 1            $
                                                                ---------

         (f)      income taxes - Schedule 1                    $
                                                                ---------

         (g)      depreciation - Schedule 1                    $
                                                                ---------

         (h)      amortization - Schedule 1                    $
                                                                ---------

-----------------------

(2) Calculate only on Fiscal Quarters ending after the Closing Date (and for the Fiscal Quarter in which the Closing Date occurs, on the portion thereof on and after the Closing Date), on an annualized basis.

                              COMPLIANCE CHECK LIST
                              Avondale Incorporated


                             ----------------, ----



         (i)      LIFO Adjustments -Schedule 1                $
                                                               -----------

         (j)      non-cash writeoffs of obsolete or
                  surplus equipment, spare
                  parts or real property
                  Schedule 1(3)                               $
                                                               -----------

         (k)      sum of (d) plus (e) plus (f)
                  plus (g) plus (h) plus or less (i),
                  as applicable, plus (j)                     $
                                                               -----------

         Ratio of (c) to (k)                                   -----------

         Requirement                                          <4.0 to 1.0

3.       Senior Debt to Capitalization Ratio (Section 5.05)

         The Senior Debt to Capitalization Ratio, calculated at the end of each Fiscal Quarter, shall be less than 0.65 to 1.0.

         (a)      Consolidated Senior Debt - Schedule 2       $
                                                               -----------

         (b)      Consolidated Adjusted Tangible
                  Net Worth - Schedule 3                      $
                                                               -----------

         (c)      Subordinated Debt                           $

         (d)      Sum of (a) plus (b) plus (c)                $
                                                               -----------

         Ratio of (a) to (d)                                   -----------

         Requirement                                          <0.65 to 1.0

------------------

(3) Not to exceed $10,000,000 during any period of 4 consecutive Fiscal Quarters

                              COMPLIANCE CHECK LIST
                              Avondale Incorporated


                             ----------------, ----


4.       Total Debt to Cash Flow Ratio (Section 5.06)

         The Total Debt to Cash Flow Ratio, calculated at the end of each Fiscal Quarter, shall be less than: (i) 5.60 to 1.0 from the end of the third Fiscal Quarter of the 1996 Fiscal Year through the first Fiscal Quarter of the 1997 Fiscal Year; and (ii) 5.0 to 1.0 thereafter.

         (a)      Consolidated Total Debt - Schedule 2         $
                                                                ----------

         (b)      Consolidated Net Income - Schedule 1         $
                                                                ----------

         (c)      Net Interest Expense - Schedule 1            $
                                                                ----------

         (d)      income taxes - Schedule 1                    $
                                                                ----------

         (e)      depreciation - Schedule 1                    $
                                                                ----------

         (f)      amortization - Schedule 1                    $
                                                                ----------

         (g)      LIFO Adjustments - Schedule 1                $
                                                                ----------

         (h)      non-cash writeoffs of obsolete or
                  surplus equipment, spare
                  parts or real property
                  Schedule 1(4)                                $
                                                                -----------

         (i)      sum of (b) plus (c) plus (d)
                  plus (e) plus (f) less or plus (g),
                  as applicable, plus (h)                      $
                                                                -----------

         Ratio of (a) to (i)                                    -----------

         Requirement                                           <5.0 to 1.0


------------------

(4) Not to exceed $10,000,000 during any period of 4 consecutive Fiscal Quarters

                              COMPLIANCE CHECK LIST
                              Avondale Incorporated


                             ----------------, ----



5.       Restricted Payments (Section 5.07)

         The Parent and the Borrower will not make any Restricted Payment, except, so long as no Default shall have occurred and be continuing, a Restricted Payment may be made if at the time of such Restricted Payment and after giving effect thereto, the aggregate amount of such Restricted Payment and all other Restricted Payments since the beginning of the Restricted Payment Calculation Period would not exceed the sum of (x) $10,000,000, plus (y) 50% of Consolidated Net Income during the Restricted Payment Calculation Period (treated as one accounting period) (or, in case such Consolidated Net Income shall be a deficit, minus 100% of such deficit).

         (a)      Cumulative Consolidated Net Income
                  during Restricted Payment Calculation
                  Period                                      $
                                                               -----------

         (b)  50% of (a)                                      $
                                                               -----------

         (c)  Sum of (b) and $10,000,000                      $
                                                               -----------

         (d)  Aggregate Restricted Payments
                  made during Restricted Payment
                  Calculation Period                          $
                                                               -----------

                 Limitation (d) may not exceed (c)

6.       Loans and Advances (Section 5.09)


         Neither the Parent, the Borrower nor any of the Material Subsidiaries shall make loans or advances to any Person except, so long as no Event of Default is in existence:

                           (A)(i) loans or advances to employees not exceeding $2,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on August 25, 1995; (ii) deposits required by government agencies or public utilities; and (iii) loans or advances to Wholly Owned Subsidiaries (other than from the Parent to the Borrower or as provided in Section 5.09(C)) not exceeding $1,000,000 in the aggregate outstanding; provided that after giving effect to the making of any loans, advances or deposits permitted by this Section 5.09(A), the aggregate of all loans and advances permitted in this Section 5.09(A) does not exceed $4,000,000;

                              COMPLIANCE CHECK LIST
                              Avondale Incorporated

                             ----------------, ----

                  (B) loans or advances from the Parent to the Borrower or from the Borrower to the Parent, or from the Borrower to AMGF (i) pursuant to the AMGF/Graniteville Transaction and within the limits contained in the definition thereof and (ii) otherwise to fund the ongoing working capital needs and capital expenditures of AMGF in the ordinary course of business;

                  (C) loans or advances to the Receivables Subsidiary evidenced by a Purchase Money Note; and

                  (D) other loans or advances (not including any loans and advances of the types described in clauses (A), (B) or (C) above) in an aggregate amount, together with Investments permitted by clause (viii) of Section 5.10, not exceeding the sum of $15,000,000, including Investments in Oneita Industries, Inc. in the amount of $7,500,000 through subordinated debt (and any conversion thereof to Capital Stock), plus 10% of positive Consolidated Adjusted Tangible Net Worth as of the date of measurement.

         Calculations with respect to Section 5.09(A):

         (a) loans and advances to employees                   $
                                                                -----------

                  Limitation                                   $2,000,000

         (b) deposits required by government
             agencies or public utilities                      $
                                                                -----------

                              COMPLIANCE CHECK LIST
                              Avondale Incorporated


                             ----------------, ----

         (c) loans or advances to Wholly Owned
             Subsidiaries (other than stated
             exceptions)                                               $
                                                                        ----------

                  Limitation                                           $1,000,000

         (d) sum of (a) plus (b) plus (c)                              $
                                                                        ----------

                  Limitation                                           $4,000,000

         Calculations with respect to Section 5.09(D):

         (e)      loans and advances not permitted by
                  clauses (A), (B) or (C)                              $
                                                                        ----------

         (f)      sum of (a) and amount in paragraph 7(a)              $
                                                                        ----------

         (g)  Consolidated Adjusted Tangible
              Net Worth - Schedule 3                                   $
                                                                        ----------

         (g)  10% of (g)                                               $
                                                                        ----------

         (h)  Sum of (h) and $15,000,000                               $
                                                                        ----------

                  Limitation--(f) may not exceed (i)


7.   Investments (Section 5.10)

         Neither the Parent, the Borrower nor any of the Consolidated Subsidiaries shall make Investments in any Person except as permitted by Section 5.09 and except Investments in (i) direct obligations of the United States Government maturing within one year, (ii) certificates of deposit issued by a commercial bank whose credit is satisfactory to the Agent, (iii) commercial paper rated A1 or the equivalent thereof by Standard & Poor's Corporation or P1 or the equivalent thereof by Moody's Investors Service, Inc. and in either case maturing within 6 months after the date of acquisition, (iv) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by Standard & Poor's Corporation and Aa or the equivalent thereof by Moody's Investors Service, Inc., (v) Investments by Borrower in the Receivables Subsidiary and obligations consisting of Standard Securitization

                              COMPLIANCE CHECK LIST
                              Avondale Incorporated

                             ----------------, ----



         Undertakings, (vi) Investments by the Receivables Subsidiary in a Special Purpose Vehicle and obligations consisting of Standard Securitization Undertakings, (vii) loans and advances permitted by
         Section 5.09, and Investments by the Borrower in AMGF (x) pursuant to the AMGF/Graniteville Transaction and within the limits contained in the definition thereof and (y) otherwise to fund the ongoing working capital needs and capital expenditures of AMGF in the ordinary course of business, and (viii) other Investments in an aggregate amount after the Closing Date not exceeding the sum of $15,000,000, including Investments in Oneita Industries, Inc. in the amount of $7,500,000 through subordinated debt (and any conversion thereof to Capital Stock), plus 10% of positive Consolidated Adjusted Tangible Net Worth as of the date of measurement.

         (a) Other Investments (not permitted by
             clauses (i) through (vii)                          $
                                                                 -----------

         (b) Sum of (a) and Paragraph 6(e)                      $
                                                                 -----------

         (c) Consolidated Adjusted Tangible
             Net Worth - Schedule 3                             $
                                                                 -----------

         (d) 10% of (c)                                         $
                                                                 -----------

         (e) sum of (d) and $15,000,000                         $
                                                                 -----------

                  Limitation--(b) may not exceed (e)

8.       Negative Pledge (Section 5.11)

         Amount of Debt secured by Liens not
         permitted by Sections 5.11(b)
         through 5.11(e), inclusive, and
         (i) Schedule - 4                                       $
                                                                 ------------

         Limitation                                             $1,000,000

         Amount of Debt secured by all Liens
         (Schedule 4 and Schedule 5.11 to
         Credit Agreement)                                      $
                                                                 -----------

         Limitation                                             $2,000,000

                              COMPLIANCE CHECK LIST
                              Avondale Incorporated

                             ----------------, ----


9.       List of Consolidated Subsidiaries (Section 5.01(c)(iii)

         ------------

         ------------

         ------------



10. List of Material Subsidiaries (other than the Borrower), if any, as to which there has been a change in excess of $100,000 in the assets, liabilities or shareholders' equity thereof since the immediately preceding Fiscal Quarter.

         ------------

         ------------

         ------------

                              COMPLIANCE CHECK LIST
                              Avondale Incorporated

                             ----------------, ----


                                                                    Schedule - 1



Consolidated Net Income for:

      quarter 199                                    $
-----            --                                   ------------
      quarter 199                                    $
-----            --                                   ------------
      quarter 199                                    $
-----            --                                   ------------
      quarter 199                                    $
-----            --                                   ------------

         Total                                       $
                                                      ============

Net Interest Expense for:

      quarter 199                                    $
-----            --                                   ------------
      quarter 199                                    $
-----            --                                   ------------
      quarter 199                                    $
-----            --                                   ------------
      quarter 199                                    $
-----            --                                   ------------

         Total                                       $
                                                      ============

Income Taxes for:

      quarter 199                                    $
-----            --                                   ------------
      quarter 199                                    $
-----            --                                   ------------
      quarter 199                                    $
-----            --                                   ------------
      quarter 199                                    $
-----            --                                   ------------

         Total                                       $
                                                      ============
Depreciation for:

      quarter 199                                    $
-----            --                                   ------------
      quarter 199                                    $
-----            --                                   ------------
      quarter 199                                    $
-----            --                                   ------------
      quarter 199                                    $
-----            --                                   ------------

         Total                                       $
                                                      ============

                              COMPLIANCE CHECK LIST
                              Avondale Incorporated


                             ----------------, ----




Amortization for:

      quarter 199                                    $
-----            --                                   ------------
      quarter 199                                    $
-----            --                                   ------------
      quarter 199                                    $
-----            --                                   ------------
      quarter 199                                    $
-----            --                                   ------------

         Total                                       $
                                                      ============


LIFO adjustments for:

      quarter 199                                    $
-----            --                                   ------------
      quarter 199                                    $
-----            --                                   ------------
      quarter 199                                    $
-----            --                                   ------------
      quarter 199                                    $
-----            --                                   ------------

         Total                                       $
                                                      ============

Dividends for:

      quarter 199                                    $
-----            --                                   ------------
      quarter 199                                    $
-----            --                                   ------------
      quarter 199                                    $
-----            --                                   ------------
      quarter 199                                    $
-----            --                                   ------------

Non-cash writeoffs of obsolete or
surplus equipment, spare parts or real
property for:

      quarter 199                                    $
-----            --                                   ------------
      quarter 199                                    $
-----            --                                   ------------
      quarter 199                                    $
-----            --                                   ------------
      quarter 199                                    $
-----            --                                   ------------

Current Maturities of Long Term Debt for:

      quarter 199                                    $
-----            --                                   ------------

         Total                                       $
                                                      ============

                              COMPLIANCE CHECK LIST
                              Avondale Incorporated


                             ----------------, ----



                                                                    Schedule - 2

Consolidated Senior Debt and Consolidated Total Debt

                                                INTEREST
                                                RATE        MATURITY     TOTAL
                                                ----        --------     -----
Secured
-------
                                                $
-------------------------------------------      -------
                                                $
-------------------------------------------      -------

                                                $
-------------------------------------------      -------
         Total Secured                                                    $
                                                                           -----
Unsecured (including Capitalized Leases)
---------
                                                $
-------------------------------------------      -------
                                                $
-------------------------------------------      -------
                                                $
-------------------------------------------      -------
                                                $
-------------------------------------------      -------
         Total Unsecured                                                  $
                                                                           -----


Redeemable Preferred Stock                      $
-------------------------------------------      -------
         Total                                                            $
                                                                           -----

Receivable Securitization Program                                         $
-------------------------------------------                                -----


Other Consolidated Senior Debt
------------------------------
                                                $
-------------------------------------------      -------
                                                $
-------------------------------------------      -------
                                                $
-------------------------------------------      -------

         Total Consolidated Senior Debt                                   $
                                                                           =====


Plus Subordinated Debt                                                    $
----------------------                                                     -----

         Total Consolidated Total Debt                                    $
                                                                           -----

                              COMPLIANCE CHECK LIST
                              Avondale Incorporated


                             ----------------, ----

                                                                    Schedule - 3



                    Consolidated Adjusted Tangible Net Worth

(a)      Stockholders' Equity                                 $
                                                               ----------

(b)      surplus from write-up of assets
         subsequent to August 25, 1995(5)                     $
                                                               ----------

(c)      intangible assets(6)                                 $
                                                               ----------

(d)      Capital Stock shown as assets(7)                     $
                                                               ----------

Consolidated Adjusted Tangible Net Worth
(sum of (a) less (b) less (c) less (d))                       $
                                                               ==========


-----------------

(5) Exclude any write-up in connection with the acquisition of the Graniteville Assets

(6) Include only to the extent created, incurred or arising on or after the Closing Date, and exclude capitalized transaction costs incurred in connection with the acquisition of the Graniteville Assets

(7) Include only to the extent created, incurred or arising on or after the Closing Date

                              COMPLIANCE CHECK LIST
                              Avondale Incorporated


                             ----------------, ----

                                                                    Schedule - 4



                      Liens Securing Debt In The Principal
                      Amount of $50,000 or More which are
                 Not shown on Schedule 5.11 to Credit Agreement


                                                Relevant Provision
                                                   of Section 5.11
Description of Lien  Amount of Debt Secured      Permitting Same

1.                   $
   ----------------   ---------------------      ----------------
2.                   $
   ----------------   ---------------------      ----------------
3.                   $
   ----------------   ---------------------      ----------------
4.                   $
   ----------------   ---------------------      ----------------
5.                   $
   ----------------   ---------------------      ----------------
6.                   $
   ----------------   ---------------------      ----------------
7.                   $
   ----------------   ---------------------      ----------------
8.                   $
   ----------------   ---------------------      ----------------
9.                   $
   ----------------   ---------------------      ----------------

                     CONSENT AND REAFFIRMATION OF GUARANTORS


     The undersigned (i) acknowledges receipt of the foregoing Third Amendment to Credit Agreement (the "Third Amendment"), (ii) consents to the execution and delivery of the Third Amendment by the parties thereto and (iii) reaffirms all of its obligations and covenants under (as applicable) the Amended and Restated Parent Guaranty dated as of April 29, 1996 executed by Avondale Incorporated, and the Limited Guaranty Agreement dated as of August 29, 1997 executed by Avondale Mills Graniteville Fabrics, Inc., and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Third Amendment.


AVONDALE INCORPORATED                       AVONDALE MILLS GRANITEVILLE
                                            FABRICS, INC.


By:  /s/Jack R. Altherr, Jr.                By:  /s/ Jack R. Altherr, Jr.
     -----------------------                     ---------------------------
      Title: Vice Chairman                        Title: Assistant Secretary